SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between ALCOHOL SENSORS INTERNATIONAL, LTD., a New York corporation, with headquarters located at 11 Oval Drive, Islandia, New York 11722 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon exemptions from securities registration afforded under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or Section 4(2) of the 1933 Act; and

     WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, Series B 8% Convertible Preferred Stock, $.001 par value per share, of the Company which will be convertible into shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company upon the terms and subject to the conditions of such Preferred Stock, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock (the "Warrant Shares"), and subject to acceptance of this Agreement by the Company;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

     a. Purchase; Certain Definitions. (i) The undersigned hereby agrees to purchase from the Company Series B 8% Convertible Preferred Stock of the Company, in the amount set forth on the signature page of this Agreement (the "Initial Preferred Stock"), out of a total offering of $3,000,000.00 of such Preferred Stock, and having the terms and conditions set forth in the Certificate of Amendment to the Certificate of Incorporation of the Company attached hereto as Annex I (the "Certificate of Designations"). The purchase price for the Initial Preferred Stock shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

     (ii) As used herein, the term "Preferred Stock" means the Initial Preferred Stock, together with all shares, if any, of Series B 8% Convertible Preferred Stock issued as dividends thereon, unless the context otherwise requires.

     (iii) As used herein, the term "Securities" means the Preferred Stock, the Warrants and the Common Stock issuable upon conversion of the Preferred Stock or the exercise of the Warrants.


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     b. Form of Payment.  The Buyer shall pay the purchase price for the Initial
Preferred Stock by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions"). Promptly following payment by the Buyer to the Escrow Agent of the purchase price for the Initial Preferred Stock, the Company shall deliver a Certificate representing the Initial Preferred Stock duly executed on behalf of the Company, to the Escrow Agent. By signing this Agreement, the Buyer and the Company, and subject to acceptance by the Escrow Agent, each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

     c. Method of Payment. Payment into escrow of the purchase price for the Preferred Stock shall be made by wire transfer of funds to:

             Bank of New York
             350 Fifth Avenue
             New York, New York 10001

             ABA# 021000018
             For credit to the account of Krieger & Prager, Esqs.
             Account No. 637-1657450

Not later than 1:00 p.m., New York time, on the date which is two (2) New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Initial Preferred Stock, in immediately available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment shall allow the Company to cancel this Agreement.

     d. Escrow Property. The purchase price and the certificate(s) representing the Initial Preferred Stock delivered to the Escrow Agent as contemplated by Sections 1(b) and (c) hereof are referred to as the "Escrow Property."

     2.  BUYER  REPRESENTATIONS,   WARRANTIES,   ETC.;  ACCESS  TO  INFORMATION;
INDEPENDENT INVESTIGATION.

     The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

     a. Without limiting the Buyer's right to sell the Common Stock pursuant to the Registration Statement (as that term is defined in the Registration Rights Agreement defined below), the Buyer is purchasing the Preferred Stock and the Warrants and will be acquiring the shares of Common Stock issuable upon conversion of the Preferred Stock (the "Converted Shares") and the Warrant

Shares for its own account for investment only and not with a view towards the resale, public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

     b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

     c. All subsequent offers and sales of the Preferred Stock and Common Stock representing the Converted Shares and Warrant Shares (such Common Stock sometimes referred to as the "Shares") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act and applicable state law or pursuant to an exemption from registration available to the Buyer with respect to each such subsequent offer and sale under the 1933 Act and applicable state law.

     d. The Buyer understands that the Preferred Stock is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Stock.

     e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Stock and the offer of the Shares which have been requested by the Buyer, including Annex V hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K SB/A for the fiscal year ended December 31, 1996, and (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1997 and June 30, 1997 (the "Company's SEC Documents").

     f. The Buyer understands that its investment in the Securities involves a high degree of risk.

     g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

     h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     i. Neither the Buyer, nor any affiliate of the Buyer nor any party controlled by the Buyer, has entered into or has any intention of entering into any put option, short position, hedging, or other similar position with respect to the Preferred Stock or any shares of the Common Stock.

     j. Notwithstanding the provisions hereof or of the Preferred Stock, in no event (except with respect to the automatic conversion of the Preferred Stock as provided in the Certificate of Designations) shall the holder be entitled to convert any Preferred Stock to the extent that after such conversion, the sum of
(1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Preferred Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such proviso.

     k. Except for such brokers or agents for whom the Buyer is solely responsible for the payment of any fees or other compensation, the Buyer has not retained any brokers or other agents entitled to a fee or other compensation in connection the transactions contemplated hereby.

     l. The Buyer specifically acknowledges that the Preferred Stock is junior to the rights of the Series A Cumulative Non-redeemable Convertible Preferred Stock of the Company (the "Series A Preferred Stock") as provided in paragraph 3(c) and Sections 4 and 8 of the Certificate of Amendment to the Certificate of Incorporation of the Company filed with the Secretary of State of the State of New York on December 20, 1996.

     3. COMPANY REPRESENTATIONS, ETC.

     Except as disclosed in Annex V, delivered in writing to the Buyer, or in the Company's SEC Documents, the Company represents and warrants to the Buyer that:

     a. Concerning the Preferred Stock. The Preferred Stock has been duly authorized and, when issued, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Preferred Stock and/or the Warrants, except for such rights which have been waived in writing by the holder thereof.

     b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary other than those jurisdictions in which the failure to so qualify would not have a material and adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on The NASDAQ/SmallCap Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

     c. Authorized Shares. The Company has sufficient authorized and unissued shares of Common Stock as may be reasonably necessary to effect the conversion of the Preferred Stock or to issue the Warrant Shares. The Converted Shares and the Warrant Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Preferred Stock or upon exercise of the Warrants, each in accordance with its respective terms, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

     d. Securities Purchase Agreement; Registration Rights Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement"), and the transactions contemplated hereby and thereby have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity, and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

     e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement and the Registration Rights Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the (i) certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

     f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the Stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

     g. SEC Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Except as set forth on Annex V hereto, the Company has since August 1, 1996 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

     h. Absence of Certain Changes. Since January 1, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company, except as disclosed in Annex V or in the Company's SEC Documents.

     i. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally, and other than facts disclosed in the documents referred to in Section 2(e) hereof), that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, properties or assets of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the documents and agreements contemplated hereby (collectively, including this Agreement, the "Transaction Agreements").

     j. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.

     k. Absence of Events of Default. Except as set forth in Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

     l. No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

     m. Prior Issues. Except as set forth in Annex V, during the twelve (12) months preceding the date hereof, the Company has not issued any securities. The presently outstanding unconverted shares of each such issuance as at September 18, 1997 are set forth in Annex V.

     n. No Brokers. The Company acknowledges that fees and compensation due to Settondown Capital International, Ltd. and Corporate Capital Management, LLC. (the "Identified Brokers") in connection with the transactions contemplated hereby are the obligation solely of the Company and not of the Buyer. Except for the Identified Brokers and such other brokers or agents for whom the Company is solely responsible for the payment of any fees or other compensation, the Company has not retained any brokers or other agents entitled to a fee or other compensation in connection the transactions contemplated hereby.

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     a. Transfer Restrictions. The Buyer acknowledges that (1) the Preferred Stock has not been and is not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of the Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

     b. Restrictive Legend. The Buyer acknowledges and agrees that the Preferred Stock and the Warrants have not been registered under the 1933 Act, and, until such time as the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with such Registration Statement, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any of the Securities):

          THE SECURITIES  REPRESENTED  HEREBY (THE  "SECURITIES")  HAVE NOT BEEN
          REGISTERED   UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE

          "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement, in substantially the form attached hereto as Annex IV, on or before the Closing Date (as defined in Section 7 hereof).

     d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Preferred Stock to the Buyer under any United States federal, state and local laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

     e. Reporting Status. So long as the Buyer beneficially owns any of the Preferred Stock, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all action under its control to continue the listing and trading of its Common Stock on The NASDAQ Stock Market and will comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD") or The NASDAQ Stock Market.

     f. Use of Proceeds. Except for loans to Alcohol Sensors (Europe), Plc, which is an 80%-owned subsidiary of the Company, the Company will use the proceeds from the sale of the Preferred Stock (excluding amounts paid by the Company for legal fees and finder's fees in connection with the sale of the Preferred Stock) for internal working capital purposes , and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person.

     g. Certain Agreements. (i) The Company covenants and agrees that it will not, without the prior written consent of the Buyer, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock with any third party until the expiration of sixty (60) days after the effective date of the Registration Statement (the "Effective Date").

     (ii) Subject, with respect to clauses (x) and (y) hereof, to the conditions of subparagraph (g)(iii), the provisions of subparagraph (g)(i) will not apply to (x) the issuance of securities (other than for cash) in connection with a merger, consolidation, sale of assets, disposition or acquisition of a business, product or license by the Company, strategic alliance, bank loan or other credit facility agreement, or the exercise of options, (y) the exchange of the capital stock for assets, stock or other joint venture interests, or (z) the issuance of shares of Common Stock upon the exercise or conversion of the outstanding warrants or convertible securities outstanding on the date of this Agreement and specified on Annex VII to this Agreement, which Annex VII summarizes the terms of the warrant exercise, conversion, registration and other rights, if any, held by the holder thereof.

     (iii) Any action contemplated under either clause (x) or clause (y) of subparagraph (g)(ii) is subject to the condition that registration rights, if any, in connection with such action shall not require the filing of a Registration Statement in respect of such stock prior to thirty (30) days after the Effective Date.

     h. Right of First Refusal. (i) During the period commencing on the sixtieth
(60th) day after the Effective Date and continuing through and including December 20, 1998 (the "Restricted Period"), the Company hereby grants to the Buyer, subject to the Existing Right (as defined below), the right of first refusal (the "Right of First Refusal") to purchase up to $2,000,000 of New Securities (as defined below) that the Company may, from time to time and in one or more transactions, propose to sell and issue. This Right of First Refusal shall be subject to the provisions of this Section 4(h).

     (ii) The term "New Securities" means any offering by the Company of any capital stock or debentures (provided such stock or debentures is or is convertible into Common Stock), whether now authorized or not; provided, however, that the term "New Securities" does not include, subject to the conditions set forth in Section 4(g)(iii) hereof, the issuance of any capital stock or debenture contemplated by clauses (x), (y) and (z) of Section 4(g)(ii) hereof.

     (iii) In the event that the Company proposes to undertake an issuance of New Securities during the Restricted Period, the Company shall give written notice thereof (an "Offering Notice"). The Offering Notice shall specify, in detail, the type of New Securities, the price and the general terms and conditions upon which the Company proposes to issue the same.

     (iv) The Buyer shall have the right, for a period (the "Exercise Period") expiring at 11:59 PM (Eastern Time) on the twentieth (20th) business day after the giving of the Offering Notice, to purchase up to $2,000,000 of the New Securities for the price and on the general terms and conditions specified in the Offering Notice. Such exercise shall be effected by the Buyer's giving written notice of such exercise (the "Exercise Notice") to the Company as hereinafter provided. If less than all of the New Securities are to be purchased, the Exercise Notice shall state the quantity of the New Securities available to be purchased.

     (v) The term "Existing Right" means the right granted by the Company to American International Insurance Company ("AIIC") under Section 3.4 of that certain Shareholders Agreement, dated as of December 20, 1996, to which, among others, AIIC and the Company are parties. Anything herein to the contrary, the Right of First Refusal shall only be effective with respect to New Securities which (A) AIIC specifically declines to purchase by exercise of the Existing
Right or (B) AIIC does not affirmatively purchase by exercise of the Existing Right prior to the expiration of Existing Right with respect to such New Securities. The Company will provide written notice to the Buyer promptly when either condition (A) or condition (B) of the immediately preceding sentence is effective with respect to any New Securities (an "Non-exercise Notice") and the Buyer shall thereupon have the right to exercise the Right of First Refusal until the later of (1) the last day of the Exercise Period or (2) five (5) business days after the Buyer's receipt of the Non-exercise Notice (the "Extended Exercise Period").

     (vi) In the event the Buyer fails to exercise in full the Right of First Refusal before the expiration of the Exercise Period or, if applicable, the Extended Exercise Period, the Company shall have the right, for a period of sixty (60) days thereafter (the "Third Party Sale Period"), to sell the New Securities as to which the Buyer did not exercise the Right of First Refusal to one or more third parties at a price and upon terms and conditions no more favorable to the purchasers thereof than specified in the Offering Notice. In the event the Company has not sold the New Securities before the expiration of the Third Party Sale Period, the Company shall not sell any New Securities (whether the New Securities described in the Offering Notice or other New Securities) without affording the Buyer the right, subject to the Existing Right, if any, to exercise the Right of First Refusal as provided herein.

     (vii) Anything herein to the contrary notwithstanding, the Buyer may exercise the Right of First Refusal with respect to any proposed offering of New Securities as to which the Company has given or should have given an Offering Notice during the Restricted Period, even if the Exercise Period or Extended Exercise Period expires after the Restricted Period.

     (viii) This Section 4(h) shall not limit in any respects any other obligations of the Company under the Transaction Agreements.

     i. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield the number of shares of Common Stock issuable (i) at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Preferred Stock and (ii) upon exercise as may be required to satisfy the exercise rights of the Buyer pursuant to the terms and conditions of the Warrants.

     j. Warrants. The Company agrees to issue to the Buyer on the Closing Date transferable, divisible warrants with cashless exercise rights for the purchase of 50,000 shares of Common Stock (the "Warrants"). The Warrants shall bear an exercise price per share of Common Stock equal to 105% of the closing bid price of the Common Stock on the Closing Date, shall be immediately exercisable and for a period of five (5) years thereafter, and shall be in the form annexed hereto as Annex VI, together with registration rights as provided in the Registration Rights Agreement.

     5. TRANSFER AGENT INSTRUCTIONS.

     a. Promptly following the delivery by the Buyer of the aggregate purchase price for the Preferred Stock in accordance with Section 1(c) hereof, the

Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Preferred Stock in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Preferred Stock. The Company covenants and agrees that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws with respect to the offer or sale of any of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause
(1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement and to the extent of any applicable law) permit the transfer of the Securities and, in the case of the Converted Shares or Warrant Shares, as the case may be, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

     b. Subject to the completeness and accuracy of the Buyer's representations and warranties herein, upon the conversion of any Preferred Stock by a person who is a non-U.S. Person, and following the expiration of any applicable Restricted Period (as those terms are defined in Regulation S), the Company, shall, at its expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates without restrictive legend or stop orders in the name of Buyer (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by Buyer) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Nothing in this Section 5, however, shall affect in any way Buyer's or such nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

     c. The Company will permit the Buyer to exercise its right to convert the Preferred Stock by telecopying an executed and completed Notice of Conversion to the Company and delivering within three (3) business days thereafter, the original Notice of Conversion and the certificates representing the Preferred Stock being converted to the Company by express courier, with a copy to the transfer agent. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will transmit the certificates representing the Converted Shares (together with the certificates representing the Preferred Stock not being so converted) to the Buyer via express courier, by electronic transfer or otherwise, within three business days after receipt by the Company of the original Notice of Conversion and the certificate representing the Preferred Stock being converted (the "Delivery Date").

     d. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments to the Buyer for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from Delivery Date:

                                          Late Payment For Each
                                          $10,000 of Debenture
            No. Business Days Late        Principal Amount Being Converted

                    1                        $100
                    2                        $200
                    3                        $300
                    4                        $400
                    5                        $500
                    6                        $600
                    7                        $700
                    8                        $800
                    9                        $900
                    10                       $1,000
                    >10                      $1,000 +$200 for each Business
                                                  Day Late beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver the Common Stock to the Buyer. Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) business days after the Delivery Date, the Buyer will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

     e. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Buyer, so long as the certificates therefor do not bear a legend and the Buyer thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Buyer by crediting the account of Buyer's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

     6. DELIVERY INSTRUCTIONS.

     The Preferred Stock shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof, on a delivery against payment basis, on the Closing Date.

     7. CLOSING DATE.

     a. The date and time of the issuance and sale of the Preferred Stock (the "Closing Date") shall occur no later than 12:00 Noon, New York time on the first NYSE trading day after the fulfillment or waiver of all closing conditions pursuant to Sections 8 and 9 hereof, or such other mutually agreed to time. The closing shall occur on such date at the offices of the Escrow Agent. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Property only upon satisfaction of the conditions set forth in Sections 8 and 9 hereof.

     b. Each of the parties agrees to use its best efforts to effectuate the closing of the transactions contemplated by this Agreement.

     8. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Buyer understands that the Company's obligation to sell the Initial Preferred Stock to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon:

     a. The receipt and acceptance by the Company of this Agreement (such acceptance to be evidenced by the Company's execution and delivery of this Agreement) for the sale of at least Three Million ($3,000,000.00) Dollars in liquidation value of Preferred Stock (or such lesser amount as the Company, in its sole discretion, shall determine);

     b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Initial Preferred Stock in accordance with Section 1(c) hereof;

     c. The accuracy in all material respects on the Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such Closing Date, and the performance by the Buyer on or before such Closing Date of all covenants and agreements of the Buyer required to be performed on or before such Closing Date;

     d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

     e. On the Closing Date,  the Company  shall have received the  Registration
Rights  Agreement  annexed  hereto  as  Annex  IV  (the   "Registration   Rights
Agreement") duly executed and delivered by the Buyer.

     9. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The Company understands that the Buyer's obligation to purchase the Initial Preferred Stock on the Closing Date is conditioned upon:

     a. The receipt and acceptance by the Buyer of this Agreement (to be evidenced by the Buyer's execution and delivery of this Agreement) for the purchase of the Initial Preferred Stock;

     b.  Delivery  by  the  Company  to  the  Escrow  Agent  of   certificate(s)
representing the Initial Preferred Stock in accordance with this Agreement;

     c. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such Closing Date, and the performance by the Company on or before such Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date; and

     d. On the Closing Date, the Buyer shall have received (i) an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex III attached hereto, and (ii) the Registration Rights Agreement duly executed and delivered by the Company.

     10. GOVERNING LAW: MISCELLANEOUS.

     a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     b. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     c. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     d. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     e. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     f. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

     g. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

     (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

     (ii) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

     (iii) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:       ALCOHOL SENSORS INTERNATIONAL, LTD.
               11 Oval Drive
               Islandia, New York 11722
               ATTN: President
               Telecopier No.: (516) 342-1550
               Telephone No.: (516) 342-1515

               with a copy to:

               Moritt, Hock & Hamroff, LLP
               400 Garden City Plaza, Suite 202
               Garden City, New York 11530
               Attention: Neil Kaufman, Esq.
               Telecopier No.: (516) 873-2010

BUYER:         At the address set forth on the signature page of this Agreement.

ESCROW AGENT:  Krieger & Prager, Esqs.
               319 Fifth Avenue
               New York, New York 10016
               Telecopier No. (212) 213-2077

     12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Preferred Stock and the Purchase Price, and shall inure to the benefit of the Buyer and its successors and assigns.


     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

NUMBER OF SHARES OF PREFERRED STOCK TO BE PURCHASED:   300

AGGREGATE PURCHASE PRICE OF SUCH PREFERRED STOCK: $3,000,000

                             SIGNATURES FOR ENTITIES

     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 24h day of September, 1997.


--------------------------------             ---------------------------------
Address                                      Printed Name of Subscriber
--------------------------------
                                             By: _____________________________
Telecopier No. _________________             (Signature of Authorized Person)

                                             ---------------------------------
                                             Printed Name and Title
--------------------------------
Jurisdiction of Incorporation
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

ALCOHOL SENSORS INTERNATIONAL, LTD.

By:      ________________________

Title:   ________________________

Date:    ________________________